UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2017

Quintiles IMS Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Emperor Blvd.

Durham, North Carolina 27703

(Address of principal executive offices, including zip code)

(919) 998-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 22, 2017, Quintiles IMS Holdings, Inc. issued a press release announcing that its wholly-owned subsidiary, Quintiles IMS Incorporated, intends to raise €850 million in gross proceeds through an offering of senior notes due 2025 and intends to refinance certain of its existing indebtedness. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release dated February 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quintiles IMS Holdings, Inc.

By:	/s/ James H. Erlinger III
Name:	James H. Erlinger III
Title:	Executive Vice President, General Counsel and Secretary

Date: February 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 22, 2017.